UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

CATALYST BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020 CATALYST BIOSCIENCES, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2020 Date: June 11, 2020 Time: 8:00 AM PDT Location: Annual Meeting to be held virtually: To attend, you must register as a stockholder at the below URL: https://www.viewproxy.com/CatalystBiosciences/2020 You are receiving this communication because you hold shares in the above named company. This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. BARCODE CATALYST BIOSCIENCES, INC. 611 GATEWAY BLVD SUITE 710 SOUTH SAN FRANCISCO, CA 94080 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 0000467755_1 R1.0.1.18

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Notice & Proxy Statement    2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsVote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares. Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000467755_2 R1.0.1.181

Voting items The Board of Directors recommends you vote FOR the following:1. To elect two Class II directors to hold office until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified: Nominees1)  Andrea Hunt2) Nassim Usman, Ph.D. The Board of Directors recommends you vote FOR proposals 2, 3 and 4.2. To amend the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,300,000 shares.3. To approve the compensation of the Company's Named Executive Officers in a non-binding advisory vote.4. To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. To Vote During the Meeting: Go to www.fcrvote.com/CBIO to vote your shares and follow the on screen instructions. You will need to pre-register as described in the proxy statement. 0000467755_3 R1.0.1.18 BARCODE 0000 0000 0000 0000

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000467755_4 R1.0.1.18

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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